Exhibit 99.1

Local Bounti Announces Executive Transition, Names Anna Fabrega as CEO as Company Scales Sustainable Growing Technologies

Fabrega brings deep commercial and retail experience as former Freshly CEO and Amazon commerce executive

Current Co-CEOs Craig Hurlbert and Travis Joyner to remain with the Company in leadership roles

HAMILTON, MT – May 25, 2023 – Local Bounti Corporation (NYSE: LOCL, LOCL WS) (“Local Bounti” or the “Company”), a breakthrough U.S. indoor agriculture company combining the best aspects of vertical and greenhouse growing technologies, announced that Anna Fabrega, former Freshly CEO and Amazon executive, will become CEO of Local Bounti on June 5, 2023. The company’s current Co-CEOs and Co-Founders – Craig Hurlbert and Travis Joyner – will shift to new leadership roles as Senior Vice President of Strategy and Chief Technology Officer, respectively, and maintain their seats on the Company’s Board of Directors.

Fabrega brings more than two decades of operations, consumer goods, and food production experience – and a track record of leading and scaling businesses – to Local Bounti. At Freshly, the direct-to-consumer fresh prepared food subscription service, Fabrega succeeded the company’s founder as CEO. She led the rollout of new product lines to meet customer demand. Prior to Freshly, Fabrega spent nearly a decade at Amazon, most recently leading and scaling Amazon Go – the company’s ‘Just Walk Out’ convenience stores and Amazon Kitchen, Amazon’s private label fresh prepared foods operation – to dozens of locations across the U.S. Before joining Amazon Go’s founding team, Fabrega held leadership roles within Amazon, including overseeing the company’s Sports and Outdoors ecommerce business. She has also led large-scale initiatives at Microsoft and Stripes Convenience Stores. Fabrega serves on the board of APEI (Nasdaq: APEI), a for-profit higher education provider, and is on the board of trustees for the Woodruff Arts Center in Atlanta, Georgia.

“We started Local Bounti with a vision to help solve global food shortages through a thoughtful and capital efficient approach that maximizes our unit-level economics through efficiencies driven by our Stack & Flow Technology,” Local Bounti Co-CEO Craig Hurlbert said. “With Anna as our new CEO, we are poised to expand our reach as we execute on our growth strategy.”

“We are thrilled for Anna to join Local Bounti as our new CEO. Her depth in the retail sector and direct experience scaling up operations is a perfect fit for our business,” Local Bounti Co-CEO Travis Joyner said. “Anna has a keen understanding of how to execute in this operation’s intensive and technologically complex environment, and we look forward to taking Local Bounti’s product offering to the next level.”

“I grew up in agriculture – my dad still runs a farm in Panama where he grows teak and coffee – and I believe food should be as local and sustainable as possible. Local Bounti represents the most innovative and promising approach to getting customers fresh, high-quality, flavorful food from our farms to store shelves,” Fabrega said. “Craig and Travis have created a best-in-class model for sustainable agriculture. I see a huge opportunity for Local Bounti to expand its customer base and enhance penetration by offering more products in more locations – and do so in a way that’s better for the planet.”

Hurlbert and Joyner co-founded Local Bounti in 2018 in Hamilton, Montana. Local Bounti uses its patent pending Stack & Flow TechnologyTM to grow healthy food in an environmentally sustainable manner that increases harvest efficiency, limits water usage, relies on minimal pesticides, and reduces the carbon footprint of the production and distribution process. Local Bounti’s indoor farming methods are better for the planet, using 90% less land and 90% less water than conventional farming methods.

The U.S. market for fruit and vegetables has an estimated total addressable market of $75 billion by 2025, according to a report published by S2G Ventures. Today, Local Bounti distributes food to more than 10,000 retail locations across 35 U.S. states and Canadian provinces with nationally-recognized retailers. And Local Bounti is growing, with the current expansion of its Georgia facility and additional facilities under construction in Texas and Washington. The Company produces more than 25 stock keeping units (SKUs), with a focus on lettuce, packaged salad, and cress; and it plans to expand into more SKUs and geographies.

About Local Bounti

Local Bounti is redefining indoor farming with an innovative method – its proprietary Stack & Flow Technology™ – that significantly improves crop turns, increases output and improves unit economics. Local Bounti operates advanced indoor growing facilities across the United States, servicing over 10,000 retail doors with its two brands: Local Bounti® and Pete’s®. Local Bounti grows healthy food utilizing a hybrid approach that integrates the best attributes of controlled environment agriculture with natural elements. Local Bounti’s sustainable growing methods are better for the planet, using 90% less land and 90% less water than conventional farming methods. With a mission to ‘bring our farm to your kitchen in the fewest food miles possible,’ Local Bounti’s food is fresher, more nutritious, and lasts longer than traditional agriculture. To find out more, visit localbounti.com or follow Local Bounti on LinkedIn for the latest news and developments.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “anticipate,” “believe,” “continue,” “estimate,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements: including, but not limited to: development of technology and projections of market opportunity and market share. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from results expressed or implied in this press release. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: Local Bounti’s ability to generate significant revenue; the risk that Local Bounti may never achieve or sustain profitability; the risk that Local Bounti could fail to effectively manage its future growth; the risk that Local Bounti will fail to obtain additional necessary capital when needed on acceptable terms or at all; Local Bounti’s ability to complete the build out of its current or additional facilities in the future; Local Bounti’s reliance on third parties for construction, the risk of delays relating to material delivery and supply chains, and fluctuating material prices; Local Bounti’s ability to scale its operations and decrease its cost of goods sold over time; the potential for damage to or problems with Local Bounti’s CEA facilities; the impact that current or future acquisitions, investments or expansions of scope of existing relationships have on Local Bounti’s business, financial condition, and results of operations; unknown liabilities that may be assumed in acquisitions; restrictions contained in Local Bounti’s debt facility agreements with Cargill Financial Services International, Inc.; Local Bounti’s ability to attract and retain qualified employees; Local Bounti’s ability to develop and maintain its brand or brands; Local Bounti’s ability to achieve its sustainability goals; Local Bounti’s ability to maintain its company culture or focus on its vision as it grows; Local Bounti’s ability to execute on its growth strategy; the risk of diseases and pests destroying crops; Local Bounti’s ability to compete successfully in the highly competitive natural food market; Local Bounti’s ability to defend itself against intellectual property infringement claims; Local Bounti’s ability to effectively integrate the acquired operations of any CEA or similar operations which it acquires into its existing operations; changes in consumer preferences, perception, and spending habits in the food industry; the risk that seasonality may adversely impact Local Bounti’s results of operations; Local Bounti’s ability to repay, refinance, restructure, or extend its indebtedness as it comes due; Local Bounti’s ability to comply with the continued listing requirements of the New York Stock Exchange; and other risks and uncertainties indicated from time to time, including those under “Risk Factors” and “Forward-Looking Statements” in Local Bounti’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, as supplemented by other reports and documents Local Bounti files from time to time with the SEC. Local Bounti cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. Local Bounti does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact:

Teal Pennebaker, Shallot Communications

press@shallot.llc